Exhibit 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                  )            Chapter 11
                                        )
FEDERAL-MOGUL GLOBAL INC.,              )            Case No. 01-10578 (JKF)
T&N LIMITED, et al.,(1)                 )            (Jointly Administered)
                                        )
                                        )
                         Debtors.
                                        )


          ORDER CONFIRMING FOURTH AMENDED JOINT PLAN OF REORGANIZATION
              FOR DEBTORS AND DEBTORS-IN-POSSESSION (AS MODIFIED)

------------------------

(1) The U.S. Debtors (collectively, the "U.S. Debtors") are Carter Automotive Company, Inc., Federal-Mogul Corporation, Federal-Mogul Dutch Holdings Inc., Federal-Mogul FX, Inc., Federal-Mogul Global Inc., Federal-Mogul Global Properties, Inc., Federal-Mogul Ignition Company, Federal-Mogul Machine Tool, Inc., Federal-Mogul Mystic, Inc., Federal-Mogul Piston Rings, Inc., Federal-Mogul Powertrain, Inc., Federal-Mogul Products, Inc., Federal-Mogul Puerto Rico, Inc., Federal-Mogul U.K. Holdings, Inc., Federal-Mogul Venture Corporation, Federal-Mogul World Wide, Inc., Felt Products Manufacturing Co., FM International LLC, Ferodo America, Inc., Gasket Holdings Inc., J.W.J. Holdings, Inc., McCord Sealing, Inc., and T&N Industries Inc.
      The U.K. Debtors to which the Plan applies (collectively, the "U.K. Debtors") are AE Piston Products Limited, Aeroplane & Motor Aluminium Castings Limited, Ashburton Road Services Limited, Brake Linings Limited, Duron Limited, Edmunds, Walker & Co. Limited, Federal-Mogul Aftermarket UK Limited, Federal-Mogul Bradford Limited, Federal-Mogul Bridgwater Limited, Federal-Mogul Camshaft Castings Limited, Federal-Mogul Camshafts Limited, Federal-Mogul Engineering Limited, Federal-Mogul Eurofriction Limited, Federal-Mogul Friction Products Limited, Federal-Mogul Global Growth Limited, Federal-Mogul Ignition (U.K.) Limited, Federal-Mogul Powertrain Systems International Limited, Federal-Mogul Sealing Systems (Cardiff) Limited, Federal-Mogul Sealing Systems (Rochdale) Limited, Federal-Mogul Sealing Systems (Slough) Limited, Federal-Mogul Sealing Systems Limited, Federal-Mogul Shoreham Limited, Federal Mogul Sintered Products Limited, Federal-Mogul Systems Protection Group Limited, Federal-Mogul Technology Limited, Federal Mogul U.K. Limited, Ferodo Caernarfon Limited, Ferodo Limited, Fleetside Investments Limited, F-M UK Holding Limited, Friction Materials Limited, Greet Limited, Halls Gaskets Limited, Hepworth & Grandage Limited, J.W. Roberts Limited, Lanoth Limited, Newalls Insulation Company Limited, TAF International Limited, T&N Holdings Limited, T&N International Limited, T&N Investments Limited, T&N Limited, T&N Materials Research Limited, T&N Piston Products Group Limited, T&N Properties Limited, T&N Shelf Eighteen Limited, T&N Shelf Nineteen Limited, T&N Shelf One Limited, T&N Shelf Seven Limited, T&N Shelf Three Limited, T&N Shelf Twenty Limited, T&N Shelf Twenty-One Limited, T&N Shelf Twenty-Six Limited, TBA Belting Limited, TBA Industrial Products Limited, Telford Technology Supplies Limited, The Washington Chemical Company Limited, Turner & Newall Limited, Turner Brothers Asbestos Company Limited, and Wellworthy Limited. Unlike all the other U.K. Debtors, T&N Investments Limited is a Scottish rather than English company. Certain additional U.K. affiliates of the U.S. Debtors and U.K. Debtors have commenced chapter 11 cases but are not subjects of this Notice.

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                                TABLE OF CONTENTS
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INTRODUCTION......................................................................................................1


I.      GENERAL PROVISIONS REGARDING CONFIRMATION OF THE PLAN AND APPROVAL OF PLAN-RELATED DOCUMENTS..............2


         A.   CONFIRMATION OF THE PLAN............................................................................2

         B.   MODIFICATIONS TO THE PLAN...........................................................................2

         C.   CONDITIONS TO CONFIRMATION  AND CONSUMMATION OF THE PLAN............................................3

         D.   EFFECTS OF CONFIRMATION.............................................................................3

         E.   APPROVAL, MODIFICATION AND EXECUTION  OF PLAN DOCUMENTS.............................................4

II.     CLAIMS BAR DATES AND OTHER CLAIMS MATTERS.................................................................4

         A.   GENERAL BAR DATE PROVISIONS FOR ADMINISTRATIVE CLAIMS...............................................4

         B.   BAR DATE FOR PROFESSIONAL FEE CLAIMS................................................................5

         C.   BAR DATE FOR REJECTION DAMAGES CLAIMS...............................................................6

III.    APPROVAL OF EXECUTORY CONTRACT AND UNEXPIRED LEASE PROVISIONS AND RELATED PROCEDURES......................7

         A.   ASSUMED CONTRACTS AND LEASES AND RELATED PROCEDURES.................................................7

         B.   REJECTED CONTRACTS AND LEASES.......................................................................8

IV.     MATTERS RELATING TO IMPLEMENTATION OF THE PLAN............................................................8

         A.   ACTIONS IN FURTHERANCE OF THE PLAN..................................................................8

         B.   DIRECTORS AND OFFICERS OF REORGANIZED DEBTORS......................................................10

         C.   COMPENSATION AND BENEFIT PROGRAMS..................................................................10

         D.   APPROVAL OF EXIT FACILITIES........................................................................11

         E.   CREATION OF TRUST..................................................................................12

         F.   TRANSFERS OF PROPERTY TO AND ASSUMPTION OF CERTAIN LIABILITIES BY THE TRUST........................12

                  1.  Funding of the Trust.......................................................................12
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                  2.  Transfer and Assignment of the Asbestos Insurance Action Recoveries, Asbestos
                      Insurance Actions, and Asbestos In-Place Insurance Coverage................................13

                  3.  Assumption of Liability for Asbestos Personal Injury Claims by the Trust...................13

                  4.  Appointment of Trustees....................................................................14

                  5.  Appointment of TAC Members.................................................................14

                  6.  Appointment of Future Claimants Representative.............................................14

                  7.  Indemnity Obligations of the Trust.........................................................14

         G.   EXEMPTIONS FROM TAXATION...........................................................................14

         H.   EXEMPTIONS FROM SECURITIES LAWS....................................................................15

         I.   DISTRIBUTION RECORD DATE...........................................................................15

         J.   SECURITY FOR OBLIGATIONS UNDER REORGANIZED FEDERAL-MOGUL SECURED TERM LOAN AGREEMENT AND
              REORGANIZED FEDERAL-MOGUL JUNIOR SECURED PIK NOTES.................................................16

         K.   DELIVERY OF DOCUMENTS..............................................................................17

         L.   TRANSACTIONS IMPLEMENTED BY THE PLAN...............................................................17

                  1.  Exercise of Purchase Options for Assets of Certain Debtors.................................17

                  2.  Implementation of Certain Settlement Agreements............................................18

                  3.  Implementation of the Plan B Settlement....................................................18

         M.   ISSUANCE OF NEW INSTRUMENTS........................................................................20

V.      RELEASES AND EXCULPATION PROVISIONS......................................................................20

VI.     DISCHARGE, INJUNCTIONS AND RELATED MATTERS...............................................................20

         A.   DISCHARGE OF CLAIMS................................................................................20

         B.   DISCHARGE INJUNCTION...............................................................................22

         C.   SUPPLEMENTAL INJUNCTION, THIRD PARTY INJUNCTION, AND  ASBESTOS INSURANCE ENTITY INJUNCTION.........24

                  1.  Supplemental Injunction....................................................................24

                  2.  Third Party Injunction.....................................................................25
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                  3.  Asbestos Insurance Entity Injunction.......................................................28

VII.    ISSUES RELATED TO PLAN AND OBJECTIONS TO CONFIRMATION....................................................30

         A.   RESOLUTION OF CERTAIN OBJECTIONS TO CONFIRMATION...................................................30

                  1.  PepsiAmericas, Inc.........................................................................30

                  2.  Owens-Illinois, Inc........................................................................31

                  3.  Rothschild Inc.............................................................................31

                  4.  Objecting Insurers Regarding Assignment and Preemption Issue...............................31

VIII.   RETENTION OF JURISDICTION BY THE BANKRUPTCY COURT AND THE DISTRICT COURT.................................32

IX.     NOTICE OF ENTRY OF CONFIRMATION ORDER....................................................................32

X.      EFFECT OF REVERSAL.......................................................................................33

XI.     REPORT AND RECOMMENDATION TO THE DISTRICT COURT..........................................................34

XII.    NO JUST CAUSE FOR DELAY..................................................................................34
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                                TABLE OF EXHIBITS


I. FOURTH AMENDED JOINT PLAN OF REORGANIZATION FOR DEBTORS AND
DEBTORS-IN-POSSESSION (AS MODIFIED)....................................Exhibit A

II.  CONFIRMATION NOTICE...............................................Exhibit B

III.  CONFIRMATION NOTICE -- PUBLICATION VERSION.......................Exhibit C

                                  INTRODUCTION

                  The debtors and debtors-in-possession identified in footnote 1 of this Order (collectively, the "Debtors" and, as reorganized entities after emergence, the "Reorganized Debtors"), together with the Official Committee of Unsecured Creditors (the "Unsecured Creditors Committee"), the Official Committee of Asbestos Claimants (the "Asbestos Claimants Committee"), the Legal Representative for Future Asbestos Claimants (the "Future Claimants Representative"), the Official Committee of Equity Security Holders (the "Equity Committee"), and JPMorgan Chase Bank, N.A., as Administrative Agent under the Bank Credit Agreement (the "Administrative Agent" and, collectively, with the Debtors, the Unsecured Creditors Committee, the Asbestos Claimants Committee, the Future Claimants Representative and the Equity Committee, the "Plan Proponents") have proposed the Fourth Amended Joint Plan of Reorganization, dated February 7, 2007 (as modified by the Modifications (defined below) and as it may be further modified hereafter in accordance with the terms thereof, the "Plan");(2) As a result of the proposal of the Plan, and a hearing to consider Confirmation of the Plan having been held on June 18-21, July 9-10 and October 1-2, 2007, at which all objections to Confirmation of the Plan were considered, and the Bankruptcy Court having entered certain Findings of Fact and Conclusions of Law (the "Findings of Fact and Conclusions of Law") respecting Confirmation of the Plan, THE BANKRUPTCY COURT HEREBY ORDERS, ADJUDGES AND DECREES THAT:

------------------------
(2) Capitalized terms and phrases used but not otherwise defined herein have the meanings given to them in the Plan.


                                       1
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I.       GENERAL PROVISIONS REGARDING CONFIRMATION OF THE PLAN AND APPROVAL OF
         PLAN-RELATED DOCUMENTS

A.       CONFIRMATION OF THE PLAN

                  The Plan, a copy of which is attached hereto as Exhibit A, and each of its provisions (whether or not specifically approved herein, subject to Section IV.F.2 below) and all exhibits and schedules thereto (with the exception of the Plan A Settlement and the Addendum, which shall be the subject of a separate order (the "Plan A Order") and separate findings of fact and conclusions of law (the "Plan A Settlement Findings and Conclusions"), are CONFIRMED in each and every respect, pursuant to section 1129 of the Bankruptcy Code. If there is any direct conflict between the terms of the Plan or any exhibit thereto and the terms of this Confirmation Order, the terms of this Confirmation Order shall control. This Confirmation Order shall supersede any prior orders of the Bankruptcy Court that may be inconsistent herewith.

B.       MODIFICATIONS TO THE PLAN

                  The modifications contained in the Plan and the Plan Documents filed by the Plan Proponents on or about June 5, 2007 (D.I. 12620, 12621, and 12622), July 31, 2007 (D.I. 582593567), September 26, 2007 (D.I. 13374),
September 27, 2007 (D.I. 13391), October 30, 2007 (D.I. 13614), and November 5,
2007 (D.I. 13649) and such further modifications to the Plan and the Plan Documents as were identified to the Court at the Confirmation Hearing or otherwise identified to the Bankruptcy Court prior to entry of this Confirmation Order (the "Modifications"), are deemed to be either technical changes or clarifications that do not materially and adversely change the treatment of the Claim of any creditor or the Equity Interest of any interest holder of the Debtors or have been consented to by the entities affected thereby, and are approved in all respects. The Plan, as modified by the Modifications, shall be deemed accepted by all holders of Claims and Equity Interests who previously accepted the Plan.

                                       2
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C.       CONDITIONS TO CONFIRMATION
         AND CONSUMMATION OF THE PLAN

                  Nothing in this Confirmation Order or in the Findings of Fact and Conclusions of Law shall in any way affect the provisions of Sections 7.1 and 7.2 of the Plan, which include provisions regarding (1) the conditions precedent to the Confirmation of the Plan, (2) the conditions precedent to the Effective Date of the Plan and (3) the waiver of any such conditions.

D.       EFFECTS OF CONFIRMATION

                  In accordance with section 1141(a) of the Bankruptcy Code and
Section 7.1 of the Plan, subject to Section I.C of this Confirmation Order and notwithstanding any otherwise applicable law, immediately upon the entry of this Confirmation Order, the terms of the Plan and this Confirmation Order shall be binding upon all Entities, including each of the Debtors, the Reorganized Debtors, any and all holders of Claims, Demands or Equity Interests (irrespective of whether such Claims or Equity Interests are impaired under the Plan or whether the holders of such Claims or Equity Interests accepted, rejected or are deemed to have accepted or rejected the Plan), any and all non-Debtor parties to executory contracts and unexpired leases with any of the Debtors, and any and all Entities who are parties to or are subject to the settlements, compromises, releases, waivers, discharges and injunctions described herein, or in the Findings of Fact and Conclusions of Law or in the Plan, and each of the respective heirs, executors, administrators, trustees, affiliates, officers, directors, agents, representatives, attorneys, beneficiaries, guardians, successors or assigns, if any, of any of the foregoing.

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E.       APPROVAL, MODIFICATION AND EXECUTION
         OF PLAN DOCUMENTS

                        1. The Plan and all exhibits and schedules thereto, substantially in the form as they exist at the time of the entry of this Confirmation Order (subject to Section IV.F.2 below), including, without limitation, the documents relating to the Trust, and each of the other Plan Documents (with the exception of the Plan A Settlement and the Addendum, which shall be the subject of the Plan A Order and the Plan A Settlement Findings and Conclusions), are ratified and approved in all respects. All relevant parties are authorized, without further action by the Bankruptcy Court, to enter into, effectuate, and perform any and all obligations under the Plan Documents, notwithstanding that the efficacy of such documents may be subject to the occurrence of the Effective Date or some other date thereafter.

                        2. The Plan Proponents are hereby authorized to amend or modify the Plan at any time prior to the substantial consummation of the Plan, but only in accordance with section 1127 of the Bankruptcy Code, Section 11.9 of the Plan and the Plan Support Agreement.

                        3. The Plan Support Agreement shall not be deemed to have been modified in any respect by this Confirmation Order.

II.      CLAIMS BAR DATES AND OTHER CLAIMS MATTERS

          A.   GENERAL BAR DATE PROVISIONS FOR ADMINISTRATIVE CLAIMS

                        1. All requests for payment of an Administrative Claim (other than as set forth in Section 11.14 of the Plan and Sections II.A.2 and II.B below) against any of the U.S. Debtors shall be filed with the Bankruptcy Court and served on the United States Trustee and counsel for the Debtors at the addresses set forth in Section 11.24 of the Plan not later than the first business day that is at least one hundred and twenty (120) days after the

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Effective Date (the "Administrative Claims Bar Date"). The Reorganized Debtors
and any other party in interest may object to an Administrative Claim within ninety (90) days after the Administrative Claims Bar Date, provided that such 90-day period of review may be extended by the Bankruptcy Court upon the request of any of the Plan Proponents. If an Entity does not submit a request for payment of an Administrative Expense on or before the Administrative Claims Bar Date, such Entity shall be forever barred from seeking payment of such Administrative Expense from any Reorganized Debtor, or any of its successors or assigns, or out of the property of any of them.

                  2. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which is paid or payable by a U.S. Debtor in the ordinary course of business.

B.       BAR DATE FOR PROFESSIONAL FEE CLAIMS

                  1. All final requests for compensation or reimbursement of the fees of any professional employed in the Reorganization Cases pursuant to Sections 327 or 1103 of the Bankruptcy Code or otherwise, including the professionals seeking compensation or reimbursement of costs and expenses relating to services performed after the Petition Date and prior to and including the Effective Date in connection with the Reorganization Cases, pursuant to sections 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code for services rendered to the Debtors, the Official Committees, or the Future Claimants Representative (each a "Professional"), and Claims for making a substantial contribution under sections 503(b)(3)(D) and/or 503(b)(4) of the Bankruptcy Code, including any requests (i) by the Ad Hoc Committee of Certain Unsecured Creditors in accordance with Section 8.15.3 of the Plan or (ii) pursuant to Section 2.5 of the Addendum ("Substantial Contribution Claims"), shall be filed and served on the Reorganized Debtors and their counsel not later than sixty (60) days after the Effective Date, unless otherwise ordered by the Bankruptcy Court (the "Professional Fee Bar Date").

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                        2. The procedures for processing final requests for
compensation or reimbursement of the fees of any Professional set forth in
Section 2.5 of the Plan are approved.

                        3. If a Professional or other entity does not submit a request for payment of an Administrative Expense on account of services rendered to the Estates on or before the Professional Fee Bar Date, such Entity shall be forever barred from seeking payment of such Administrative Expense from any Reorganized Debtor, or any of its successors or assigns, or out of the property of any of them.

                        4. Section 8.14.6 of the Plan shall apply to the fees, if any, of the Collateral Trustee.

C.       BAR DATE FOR REJECTION DAMAGES CLAIMS

                        1. If the rejection by a Debtor, pursuant to the Plan, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against any Debtor or Reorganized Debtor, or the properties of any of them, unless a Proof of Claim is filed with the Bankruptcy Court within thirty (30) calendar days following the Confirmation Date, or as otherwise ordered by the Bankruptcy Court as set forth in Section 5.5 of the Plan.

                        2. The Plan constitutes due and proper notice to Entities that may assert a Claim for damages from the rejection of an executory contract or unexpired lease of the bar date for filing a Proof of Claim in connection therewith.

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III. APPROVAL OF EXECUTORY CONTRACT AND UNEXPIRED LEASE PROVISIONS AND RELATED
PROCEDURES.

A.       ASSUMED CONTRACTS AND LEASES AND RELATED PROCEDURES

                        1. Except as otherwise provided in the Plan, or in any contract, instrument, release, indenture or other agreement or document entered into in connection with the Plan, all unexpired leases and executory contracts that (a) have not been expressly rejected by the U.S. Debtors with the approval of the Bankruptcy Court on or prior to the Effective Date or (b) are not rejected pursuant to Section 5.1.2 or Section 5.2 of the Plan shall, as of the Effective Date, be assumed by the relevant U.S. Debtor(s).

                        2. Each Reorganized U.S. Debtor that is assuming a contract or lease pursuant to the Plan has provided "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed.

                        3. The Debtors have filed with the Bankruptcy Court an exhibit setting forth those unexpired leases and executory contracts which are being assumed by the U.S. Debtors as of the Effective Date and as to which the U.S. Debtors believe that cure amounts are owing, together with the respective cure amounts due for each such assumed lease or executory contract (the "Cure Exhibit"); provided, however, that unexpired leases or executory contracts which are being assumed by the U.S. Debtors as of the Effective Date and as to which no cure amount is owing are not set forth on the Cure Exhibit. The cure amounts associated with each executory contract and unexpired lease to be assumed pursuant to the Plan, as set forth on the Cure Exhibit, shall be satisfied, under section 365(b)(1) of the Bankruptcy Code, at the option of the Debtors:
(x) by payment of the cure amounts in Cash on the Effective Date (or as soon thereafter as is reasonably practicable) or (y) on such other terms as are agreed to by the parties to such executory contract or unexpired lease.

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                        4. If there is a dispute regarding the nature or amount
of any cure amount by the counterparty to any unexpired lease or executory contract, then, subject to the deadlines specified in Section 5.1.1 of the Plan, the counterparty to such unexpired lease or executory contract may file an appropriate objection with the Bankruptcy Court. Payment of the cure amount will occur following the entry of a Final Order of the Bankruptcy Court resolving such objection and approving the assumption.

                        B. REJECTED CONTRACTS AND LEASES

                  On the Effective Date, each executory contract and unexpired lease that is listed on Exhibit 5.1.2 to the Plan, and each executory contract and unexpired lease of the type specified in Section 5.2 of the Plan, shall be rejected pursuant to section 365 of the Bankruptcy Code. Any Claims for damages relating to the rejection of any executory contracts or unexpired leases under the Plan shall be subject to the provisions of Section II.C of this Confirmation Order and Section 5.5 of the Plan.

IV.      MATTERS RELATING TO IMPLEMENTATION OF THE PLAN

                        A. ACTIONS IN FURTHERANCE OF THE PLAN

                        1. Pursuant to sections 1123 and 1142 of the Bankruptcy Code, section 303 of the Delaware General Corporation Law and any comparable provisions of the business corporation law of any other state (collectively, the "Reorganization Effectuation Statutes"), without further action by the Bankruptcy Court or the stockholders, members, managers or board of directors of any Debtor or Reorganized Debtor, each of the Debtors and the Reorganized Debtors, as well as the each of the Chief Executive Officer, President or any Vice President of any Debtor or Reorganized Debtor (collectively, the "Responsible Officers"), is hereby authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take or direct such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan, the Plan Documents, this Confirmation Order and the transactions contemplated thereby or hereby.

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                        2. To the extent that, under applicable non-bankruptcy
law, any of the foregoing actions would otherwise require the consent or approval of the stockholders, members, managers, or directors of any of the Debtors or Reorganized Debtors, this Confirmation Order shall, pursuant to sections 1123(a)(5) and 1142 of the Bankruptcy Code and the Reorganization Effectuation Statutes, constitute such consent or approval, and such actions are deemed to have been taken by unanimous action of the stockholders, members, managers or directors, as the case may be, of the appropriate Debtor or Reorganized Debtor.

                        3. The approvals and authorizations specifically set forth in this Confirmation Order are non-exclusive and are not intended to limit the authority of any Debtor or Reorganized Debtor or any officer thereof to take any and all actions necessary or appropriate to implement, effectuate and consummate the Plan, this Confirmation Order, the Plan Documents or the transactions contemplated thereby or hereby. In addition to the authority to execute and deliver, adopt or amend, as the case may be, the contracts, instruments, releases and other agreements, including, without limitation, the Plan Documents, specifically granted in this Confirmation Order, each of the Debtors and the Reorganized Debtors is authorized and directed, without further action by the Bankruptcy Court or further action or consent by its directors, managers, trustees, members or stockholders, to take any and all such actions as any of its Responsible Officers may determine are necessary or appropriate to implement, effectuate and consummate the Plan, this Confirmation Order, the Plan Documents or the transactions contemplated thereby or hereby.

                        4. To the extent any approval of the Bankruptcy Court is required for any of the Plan Proponents to enter into any of the Plan Documents, or to take any actions thereunder or to consummate any of the transactions contemplated thereby, such approvals are hereby granted.

                        B. DIRECTORS AND OFFICERS OF REORGANIZED DEBTORS

                        1. The appointment of the initial members of the Reorganized Federal-Mogul Board of Directors, as set forth in Section 8.3.13 of the Plan, as of and immediately following the Effective Date, is hereby approved. The initial board of directors of Reorganized Federal-Mogul shall consist of the nine (9) persons identified on Exhibit 8.3.13 to the Plan.

                        2. The appointment of the initial members of the Boards of Directors for the Debtors other than Federal-Mogul, as set forth in Section
8.4 of the Plan, and which members are set forth on Exhibit 8.4 to the Plan, is hereby approved.

                        C. COMPENSATION AND BENEFIT PROGRAMS

                        1. .Except and to the extent rejected, modified, and/or terminated by an order of the Bankruptcy Court on or before the Effective Date, the Reorganized U.S. Debtors shall continue, automatically and without further act, deed or court order, the Employee Benefit Plans maintained by such U.S. Debtors immediately prior to the Effective Date. Absent the termination of any retiree benefit plans to which Section 1114 of the Bankruptcy Code is applicable in accordance with Section 1114 of the Bankruptcy Code, and subject to the provisions of Section 5.4.2 of the Plan and Section IV.C.2 of this Confirmation Order, payment of all retiree benefits under retiree benefit plans to which
Section 1114 of the Bankruptcy Code is applicable shall be continued after the Effective Date in accordance with Section 1129(a)(13) of the Bankruptcy Code.

                        2. Nothing in Section IV.C.1 of this Confirmation Order or Section 5.4.1 of the Plan shall alter or modify (i) the treatment of Excluded Non-Qualified Pension Claims as Unsecured Claims under the Plan, or (ii) the treatment of any claims relating to the FM Ignition Pension Plan and/or the T&N Pension Plan under the CVAs (as such treatment is incorporated into the Plan), in accordance with Section 5.4.2 of the Plan.

                        D. APPROVAL OF EXIT FACILITIES

                        1. Without further action by the Bankruptcy Court or the directors, managers, trustees, partners, members and stockholders of any Reorganized Debtor or further notice to any entities, each applicable Reorganized Debtor is authorized, as of the Effective Date, to (i) execute, deliver, file, record and implement (x) that certain Credit Agreement, to be entered into by and among (i) Reorganized Federal-Mogul, as Borrower, (ii) Citicorp USA, Inc., as Administrative Agent, (iii) JPMorgan Chase Bank, N.A., as Syndication Agent, and (iv) the Lenders from time to time party thereto (the "Exit Facility Credit Agreement"), and (y) such other contracts, instruments, agreements, guaranties or other documents executed or delivered in connection with the Exit Facility Credit Agreement (the "Other Exit Facility Documents"),
(ii) perform all of its obligations under the Exit Facility Credit Agreement and the Other Exit Facility Documents, and (iii) take all such other actions as any of the Responsible Officers of such Reorganized Debtor may determine are necessary, appropriate or desirable in connection with the consummation of the transactions contemplated by the Exit Facility Credit Agreement and the Other Exit Facility Documents.

                        2. In addition to the foregoing, each applicable Reorganized Debtor is authorized, as of the Effective Date, to grant such liens and security interests as necessary to provide security for the Exit Facilities in accordance with the Exit Facility Credit Agreement and the Other Exit Facility Documents.

                        E. CREATION OF TRUST

                        1. On the Effective Date, the Trust shall be created in accordance with the terms and conditions of the Plan and the Trust Agreement. The Trust and the Trustees thereof are authorized and empowered to receive the property to be transferred to the Trust pursuant to Section 4.3 of the Plan.

                        2. Pursuant to the Reorganization Effectuation Statutes, as applicable, and other appropriate provisions of applicable state laws governing corporations or other legal entities and section 1142(b) of the Bankruptcy Code, without further action by the Bankruptcy Court or the directors, managers, partners, members or stockholders of any Reorganized Debtor or further notice to any entities, the Reorganized Debtors are authorized and directed to execute, deliver and perform their obligations under the Trust Agreement and to execute, deliver, file, record and implement all such other contracts, instruments, agreements or documents and take all such other actions as any of the Responsible Officers of the Reorganized Debtors may determine are necessary, appropriate or desirable in connection therewith. The Trust Agreement and the Asbestos Personal Injury Trust Distribution Procedures, as in effect on the Effective Date, shall be substantially in the forms attached to the Plan at
Exhibit 1.1.217 thereto.

                        F. TRANSFERS OF PROPERTY TO AND ASSUMPTION OF CERTAIN LIABILITIES BY THE TRUST

                        1. Funding of the Trust.

                        The Reorganized Debtors shall fund the Trust in accordance with Section 4.3 of the Plan.

                        2. Transfer and Assignment of the Asbestos Insurance Action Recoveries, Asbestos Insurance Actions, and Asbestos In-Place Insurance Coverage.

                  The validity and enforceability of the transfer of the Asbestos Insurance Action Recoveries, Asbestos Insurance Actions, and the Asbestos In-Place Insurance Coverage by the Debtors to the Trust pursuant to
Section 4.3 of the Plan with respect to the rights and obligations of the Asbestos Insurance Companies, the preemption of any anti-assignment provisions of the Asbestos Insurance Policies pursuant to sections 524(g), 541(c)(1), 1123(a)(5)(B) and 1129(a)(1) of the Bankruptcy Code, and the adjudication of the objections of certain Asbestos Insurance Companies to such assignment and preemption, are and shall be exclusively the subject of the Order Granting Joint Motion Seeking Determination of Asbestos Insurance Assignment and Preemption Issues Pursuant to Plan (the "Preemption Order"), which has been entered by this Court or may be entered hereafter. The terms and conditions of this Confirmation Order are separate and independent from, and are mutually independent of, the terms and conditions of the Preemption Order. Notwithstanding the foregoing determinations, the Effective Date of the Plan may occur regardless of whether the Preemption Order shall have become a Final Order.

                        3. Assumption of Liability for Asbestos Personal Injury Claims by the Trust.

                  Subject to the terms and conditions of Article IV of the Plan, and as set forth in Article IV of the Plan, on the Effective Date, upon creation of the Trust, the Trust, in consideration of the property transferred to the Trust, and in furtherance of the purposes of the Trust and the Plan, shall assume any and all Asbestos Personal Injury Claims, and each of the Debtors, the Reorganized Debtors, and the Released Parties shall have no further financial or other obligation, responsibility or liability therefor whatsoever.

                        4. Appointment of Trustees.

                        The appointment of Edward D. Robertson, Jr., Stephen M. Snyder and Kirk Watson as the initial Trustees of the Trust is approved. Effective on the Effective Date, the initial Trustees shall serve as Trustees of the Trust in accordance with the terms of the Trust Agreement. Each of the Trustees is deemed to be a "party in interest" in the Debtors' Reorganization Cases within the meaning of Section 1109(b) of the Bankruptcy Code.

                        5. Appointment of TAC Members.

                        The appointment of Russell W. Budd, Steven Kazan, Joseph
F. Rice and Perry Weitz as the initial members of the TAC be, and hereby is, approved. Effective on the Effective Date, the initial members of the TAC shall serve as members of the TAC in accordance with the terms of the Trust Agreement.

                        6. Appointment of Future Claimants Representative.

                        The appointment of Eric D. Green as the initial Future Claimants Representative under the Trust Agreement is approved. Effective on the Effective Date, Eric D. Green shall serve as the Future Claimants Representative in accordance with the terms of the Trust Agreement.

                        7. Indemnity Obligations of the Trust. The Trust shall be bound by the indemnity obligations set forth in the Plan and the Trust Documents, including, without limitation, those indemnity obligations set forth in Section 4.14 of the Plan.

                        G. EXEMPTIONS FROM TAXATION.

                        Pursuant to section 1146 of the Bankruptcy Code, (i) any transfers in the United States from a Debtor to a Reorganized Debtor or any other Person or entity pursuant to or in connection with the Plan or any of the Plan Documents, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax, franchise tax or other similar tax or governmental assessment, and (ii) the appropriate state or local governmental officials or agents are hereby directed to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

                        H. EXEMPTIONS FROM SECURITIES LAWS.

                        The issuance and distribution of any and all of (i) the Reorganized Federal-Mogul Common Stock, (ii) the Warrants, (iii) the Reorganized Federal-Mogul Junior Secured PIK Notes, and (iv) any other stock, options, warrants, conversion rights, rights of first refusal or other related rights, contractual, equitable or otherwise, issued, authorized or reserved under or in connection with the Plan, shall be, and shall be deemed to be, exempt from registration under any applicable federal or state securities law to the fullest extent permissible under applicable non-bankruptcy law and under bankruptcy law, including, without limitation, section 1145 of the Bankruptcy Code.

                        I. DISTRIBUTION RECORD DATE.

                        The Record Date for purposes of determining the holders of Allowed Claims and Equity Interests that are entitled to distributions that are required to be made under the Plan on the Effective Date or as otherwise provided under the Plan shall be the date this Confirmation Order is entered on the docket in the Reorganization Cases by the clerk of the Bankruptcy Court. Except as and to the extent otherwise required by customary procedures of the Depository Trust Company with respect to debt security claims or Equity Interests, as of the close of business on the Record Date, the various transfer and claims registers for each of the classes of Claims or Equity Interests as maintained by the Debtors, their agents or the Indenture Trustees shall be deemed closed, and there shall be no further changes in the record holders of any of the Claims or Equity Interests. The Debtors and the Reorganized Debtors shall have no obligation to recognize any transfer of the Claims or Equity Interests occurring after the close of business on the Record Date. Each of the Debtors, Reorganized Debtors and the Indenture Trustees shall be entitled to recognize and deal under the Plan only with those record holders stated on the transfer ledgers as of the close of business on the Record Date, to the extent applicable. Notwithstanding anything to the contrary set forth in the Plan or in this Confirmation Order, the Debtors, the Reorganized Debtors and/or the Disbursing Agent may take such other and additional steps as they may deem appropriate to effectuate distributions to holders of Class 1F Claims.

         J. SECURITY FOR OBLIGATIONS UNDER REORGANIZED FEDERAL-MOGUL SECURED TERM LOAN AGREEMENT AND REORGANIZED FEDERAL-MOGUL JUNIOR SECURED PIK NOTES.

                  The applicable Reorganized Debtors are authorized to grant all liens and security interests necessary to secure (i) the obligations under the Reorganized Federal-Mogul Secured Term Loan Agreement, and (ii) the Reorganized Federal-Mogul Junior Secured PIK Notes, in accordance with the terms of the Reorganized Federal-Mogul Secured Term Loan Agreement, the Indenture for the Reorganized Federal-Mogul Junior Secured PIK Notes, and any applicable documents ancillary thereto (it being understood that the liens and security interests granted to secure the obligations under each of (i) the Reorganized Federal-Mogul Secured Term Loan Agreement, (ii) the Reorganized Federal-Mogul Junior Secured PIK Notes, and (iii) the Exit Facilities, shall be separate and distinct from one another).

         K.       DELIVERY OF DOCUMENTS.

                  Pursuant to Section 1142 of the Bankruptcy Code, all entities holding Claims against or Equity Interests in the Debtors or collateral pledged as security for any Claims against the Debtors that are treated under the Plan shall be, and they hereby are, directed to execute, deliver, file or record any document, and to take any action necessary, including, without limitation, cancelling, releasing, and discharging any liens arising under the Security Documents (as defined in the Bank Credit Agreement) to implement, consummate and otherwise effect the Plan and the Plan Documents in accordance with their respective terms, and all such entities shall be bound by the terms and provisions of all documents executed and delivered by them in connection with the Plan and the Plan Documents. The Security Documents shall be deemed cancelled in connection with the treatment of the underlying Claims in accordance with the Plan.

         L.       TRANSACTIONS IMPLEMENTED BY THE PLAN

                        1. Exercise of Purchase Options for Assets of Certain Debtors

                        a. In accordance with Section 8.16.1 of the Plan, as part of the implementation of the Plan, Federal-Mogul Goryzce, S.A. ("Goryzce"), a non-Debtor Affiliate, shall, and is authorized to, exercise that certain purchase option for certain assets of Federal-Mogul Bradford Limited ("Bradford"), which purchase option is set forth in the Purchase Agreement dated as of December 17, 2003 by and between, inter alia, Gorzyce and Bradford. Pursuant to Section 524(g)(3)(A)(ii) of the Bankruptcy Code, Gorzyce shall have no liability with respect to any Asbestos Personal Injury Claim or Demand that may be made against it by reason of its status as the transferee of and/or successor to the assets of Bradford.

                        b. In accordance with Section 8.16.2 of the Plan, as part of the implementation of the Plan, Federal-Mogul Sealing Systems (Pty) Limited ("FMSS-South Africa"), a non-Debtor Affiliate, shall, and is authorized to, exercise that certain purchase option for certain assets of Federal-Mogul Sealing Systems (Rochdale) Limited ("Rochdale"), which purchase option is set forth in the Purchase Agreement dated as of August 4, 2006 by and between, inter alia, FMSS-South Africa and Rochdale. Pursuant to Section 524(g)(3)(A)(ii) of the Bankruptcy Code, FMSS-South Africa shall have no liability with respect to any Asbestos Personal Injury Claim or Demand that may be made against it by reason of its status as the transferee of and/or successor to the assets of FMSS-South Africa.

                        2. Implementation of Certain Settlement Agreements

                        The Debtors and other relevant parties in interest are hereby authorized to implement, on the terms and conditions set forth in the Plan and in the relevant settlement agreements and related documents, certain settlement agreements, including, without limitation, (i) the Environmental Settlement Agreements (as set forth in Section 8.21 of the Plan), (ii) the Owens-Illinois Settlement (as set forth in Section 8.25 of the Plan), (iii) that Settlement with certain holders of Asbestos Property Damage Claims (as set forth in Section 8.26 of the Plan), (iv) that Settlement Agreement by and between, inter alia, Federal-Mogul, FMP, MagneTek, Inc., the Asbestos Claimants Committee, and the Future Claimants Representative (as set forth in Section 8.27 of the Plan), and (v) the CIP Agreement (as set forth in Section 8.29 of the
Plan).

                        3. Implementation of the Plan B Settlement

                        a. The Plan B Settlement, the Plan B Settlement Agreement, and the compromise and settlement evidenced thereby, including the releases set forth in Article III of the Plan B Settlement Agreement, are authorized and approved, subject to, and in accordance with, the terms and conditions thereof, pursuant to Fed. R. Bankr. P. 9019, and all parties to the Plan B Settlement Agreement are bound by the terms thereof, including Section
4.08. The Debtors and any other applicable parties are hereby authorized and directed to take any and all actions necessary or appropriate to implement, effectuate and consummate the Plan B Settlement and the transactions contemplated thereby, including, without limitation, each of the transactions and agreements contemplated by or referenced in the Plan B Settlement Agreement, without further notice, application or order of the Bankruptcy Court, subject in each case to the terms and conditions of the Plan and the Plan B Settlement Agreement.

                        b. Without limiting the foregoing, the Trust or Reorganized Federal-Mogul, in accordance with the provisions of Section 8.22.4 of the Plan, are each authorized to and shall, subject to, and in accordance with, the terms and conditions of Section 8.22.4 of the Plan and Sections 4.08,
4.09 and 4.10 of the Plan B Settlement Agreement, pay the Plan B Settlement Amount or create and fund the Cooper/Pneumo Escrow Account with $140 million in Cash or Cash equivalents, as applicable; provided, however, that notwithstanding anything to the contrary contained in the Plan, the Plan Documents, or this Confirmation Order, in accordance with, and subject to the terms and conditions of, the Plan B Settlement Agreement, Articles II and III of the Plan B Settlement Agreement (including, without limitation, the releases set forth in Article III thereof) and the parties' respective obligations thereunder shall only become effective in accordance with Section 5.01 of the Plan B Settlement Agreement (and shall thereafter remain effective unless the Plan B Settlement Agreement is terminated in accordance with Article VII thereof).

                        c. The Plan B Settlement is and shall be deemed to be a separate, independent, distinct and alternative settlement from, and is and shall be deemed to be mutually exclusive of, the Plan A Settlement set forth in the Addendum. Without limiting the foregoing determination, if Articles II and III of the Plan B Settlement Agreement become effective pursuant to Section 5.01 of the Plan B Settlement Agreement, then the Plan B Settlement shall be effectuated in accordance with the terms and conditions of the Plan B Settlement Agreement regardless of whether (i) the Plan A Settlement has been or may be approved by this Court, the District Court or any other court of competent jurisdiction, or (ii) either the Plan A Effective Date or the Interim Plan A Effective Date has occurred. In the event that the Plan A Approval Order is entered by this Court, such order shall be issued in connection with the Confirmation Order under Section 524(g)(1)(A) of the Bankruptcy Code.

                        M. ISSUANCE OF NEW INSTRUMENTS

                        All instruments to be issued under the Plan (including, without limitation, the Reorganized Federal-Mogul Common Stock, the Warrants, and the Reorganized Federal-Mogul Junior Secured PIK Notes) shall upon issuance be duly authorized and validly issued, fully paid, and non-assessable, and any conditions precedent to issuance shall be deemed satisfied.

                        V. RELEASES AND EXCULPATION PROVISIONS.

                        Each of the release and exculpation provisions set forth in the Plan (including, without limitation, Sections 9.2, and 9.6 of the Plan) is hereby approved in all respects, is incorporated herein in its entirety, is so ordered and shall be immediately effective on the Effective Date of the Plan without further action or notice by the Bankruptcy Court, any of the parties to such releases or any other party.

                        VI. DISCHARGE, INJUNCTIONS AND RELATED MATTERS.

                        A. DISCHARGE OF CLAIMS.

                        1. As of the Effective Date, except as provided in the Plan (including, without limitation, Article IV of the Plan) or in this Confirmation Order, the distributions and rights afforded under the Plan and the treatment of Claims and Equity Interests under the Plan shall be in exchange for, and in complete discharge of, all Claims and satisfaction and termination of all Equity Interests, including any interest accrued on Claims from and after the Petition Date. Accordingly, except as otherwise provided in the Plan (including, without limitation, Article IV of the Plan) or in this Confirmation Order, Confirmation of the Plan shall, as of the Effective Date, (i) discharge the Debtors from all Claims or other debts that arose before the Effective Date, and all debts of the kind specified in Sections 502(g) or 502(i) of the Bankruptcy Code, whether or not (x) a proof of claim based on such debt is filed or deemed filed pursuant to Section 501 of the Bankruptcy Code, (y) a Claim based on such debt is Allowed pursuant to Section 502 of the Bankruptcy Code (or is otherwise resolved), or (z) the holder of a Claim based on such debt has accepted the Plan; and (ii) satisfy, terminate or cancel all Equity Interests and other rights of equity security holders in the Debtors except as otherwise provided in the Plan.

                        2. In addition to the foregoing provisions of this
Section VI.A of this Confirmation Order, except as provided in the Plan (including, without limitation, the exceptions provided in (i) Section 4.5 of the Plan and (ii) Section 9.3.2(b)(v) of the Plan concerning Non-Debtor Affiliates), the transfer to, vesting in and assumption by the Trust of the Trust Assets as contemplated by the Plan shall, as of the Effective Date, discharge all obligations and liabilities of and bar recovery or any action against the Released Parties and their respective estates, Affiliates and subsidiaries, for or in respect of all Asbestos Personal Injury Claims and Demands, including, but not limited to, all Indirect Asbestos Personal Injury Claims and Demands against the Debtors, the Reorganized Debtors, and their respective Estates, Affiliates and subsidiaries. Except as provided in Sections
8.22.3.2 and 4.5 of the Plan, the Trust shall as of the Effective Date assume sole and exclusive responsibility and liability for all Asbestos Personal Injury Claims, including, but not limited to, Indirect Asbestos Personal Injury Claims, against the Debtors, the Reorganized Debtors, and their respective Estates, Affiliates and subsidiaries and, also except as provided in Section 4.5 of the Plan, such Claims shall be paid by the Trust from the Trust Assets or as otherwise directed in the Trust Documents. The Trust shall indemnify and hold the Reorganized Debtors and their non-Debtor Affiliates harmless from and against any and all Asbestos Personal Injury Claims, as well as all associated costs and expenses, to the extent set forth in Section 4.14 of the Plan. Additionally, notwithstanding the foregoing and anything to the contrary in the Plan or the Trust Documents, each Reorganized Hercules-Protected Entity shall also be conclusively deemed to have suffered a loss (y) in the amount of any and all unreimbursed fees, costs and expenses incurred by such Reorganized Hercules-Protected Entity on and after the Effective Date in defending against Asbestos Personal Injury Claims and (z) in the amount of any unreimbursed fees, costs, expenses, indemnity payments, reimbursement amounts, additional premiums or other amounts paid by such Hercules-Protected Entity on and after the Effective Date related to the Hercules Policy or the EL Asbestos Insurance. The Trust shall indemnify the applicable indemnitee(s) in respect of any such losses in full (without regard to any limitation in Section 4.14 of the Plan).

                        B. DISCHARGE INJUNCTION

                        1. Except as provided in the Plan or in this Confirmation Order, as of the Effective Date, all Persons that hold, have held, or may hold a Claim, Demand or other debt or liability that is discharged, or an Equity Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan, are permanently enjoined from taking any of the following actions on account of, or on the basis of, such discharged Claims, debts or liabilities, or terminated Equity Interests or rights: (i) commencing or continuing any action or other proceeding against the Debtors, the Reorganized Debtors, the Trust or their respective property; (ii) enforcing, attaching, collecting or recovering any judgment, award, decree or order against the Debtors, the Reorganized Debtors, the Trust or their respective property;
(iii) creating, perfecting or enforcing any lien or encumbrance against the Debtors, the Reorganized Debtors, the Trust or their respective property; (iv) asserting any setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due the Debtors, the Reorganized Debtors, the Trust or their respective property; and (v) commencing or continuing any judicial or administrative proceeding, in any forum, that does not comply with or is inconsistent with the provisions of the Plan.

                        2. Except as provided in the Plan or this Confirmation Order, as of the Effective Date all Persons that hold, have held, or may hold a Claim, Demand, or other debt, right, cause of action or liability that is released pursuant to the provisions of the Plan are permanently enjoined from taking any of the following actions on account of or based upon such released Claims, Demands, debts, rights, causes of action or liabilities: (i) commencing or continuing any action or other proceeding against the Released Parties or their respective property; (ii) enforcing, attaching, collecting or recovering any judgment, award, decree or order against the Released Parties or their respective property; (iii) creating, perfecting or enforcing any lien or encumbrance against the Released Parties or their respective property; (iv) asserting any setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due the Released Parties or against their respective property; and (v) commencing or continuing any judicial or administrative proceeding, in any forum, that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that such injunction shall not apply to any Person that elected not to grant a release in favor of the Released Parties by checking the appropriate box on their ballot for voting on the Plan.

                        C. SUPPLEMENTAL INJUNCTION, THIRD PARTY INJUNCTION, AND ASBESTOS INSURANCE ENTITY INJUNCTION

                        In addition to conduct otherwise enjoined under the Bankruptcy Code, and in order to supplement the injunctive effect of the Discharge Injunction contained in the Plan, the Plan provides for the following injunctions, as set forth in Sections 9.3.1, 9.3.2, and 9.3.3 of the Plan, which are hereby approved and authorized in all respects and which shall take effect as of the Effective Date:

                  1. Supplemental Injunction

                  a. Terms. In order to preserve and promote the settlements contemplated by and provided for in the Plan, and to supplement, where necessary, the injunctive effect of the discharge as provided in Sections 1141 and 524 of the Bankruptcy Code and as described in Article IX of the Plan, except as otherwise provided in the Plan, all Entities which have held or asserted, which hold or assert or which may hold or assert any claim, demand or cause of action (other than a Demand) against the Released Parties (or any of them) based upon, attributable to, or arising out of any Claim against or Equity Interest in any of the Debtors, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty or any other theory of law, equity or admiralty, shall be permanently stayed, restrained and enjoined from taking any action against the Released Parties for the purpose of directly or indirectly collecting, recovering or receiving payments or recovery with respect to any such claim, demand or cause of action arising prior to the Confirmation Date, including, but not limited to:

                        (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such claim, demand or cause of action against any of the Released Parties, or against the property of any Released Party;

                        (ii) enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order against any of the Released Parties or against the property of any Released Party with respect to any such claim, demand or cause of action;

                        (iii) creating, perfecting or enforcing any Lien of any kind against any Released Party or the property of any Released Party with respect to any such claim, demand or cause of action;

                        (iv) except as otherwise provided in the Plan, asserting, implementing or effectuating any setoff, right of subrogation, indemnity, contribution or recoupment of any kind against any obligation due any Released Party or against the property of any Released Party with respect to any such claim, demand or cause of action; and

                        (v) taking any act, in any manner, in any place whatsoever, that does not conform to, or comply with, the provisions of the Plan or the Plan Documents relating to such claim, demand or cause of action.

                        b. Bankruptcy Rule 3016 Compliance. The Plan Proponents' compliance with the formal requirements of Bankruptcy Rule 3016(c) shall not constitute an admission that the Plan provides for an injunction against conduct not otherwise enjoined under the Bankruptcy Code.

                        2. Third Party Injunction

                        a. Terms. In order to preserve and promote the settlements contemplated by and provided for in the Plan and agreements previously or concurrently approved by the Bankruptcy Court, and pursuant to the exercise of the equitable jurisdiction and power of the Bankruptcy Court under
Section 524(g) of the Bankruptcy Code, all Entities which have held or asserted, which hold or assert or which may in the future hold or assert any claim, demand or cause of action (including, but not limited to, any Asbestos Personal Injury Claim or Demand, or any claim or demand for or respecting any Trust Expense) against the Protected Parties (or any of them) based upon, attributable to, or arising out of any Asbestos Personal Injury Claim or Demand, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty or any other theory of law, equity or admiralty (a "Third Party Claim"), shall be permanently stayed, restrained and enjoined, from taking any action for the purpose of directly or indirectly collecting, recovering or receiving payments or recovery with respect to any such Third Party Claim, including, but not limited to:

                        (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Third Party Claim against any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim;

                        (ii) enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order against any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim;

                        (iii) creating, perfecting or enforcing any Lien of any kind against any Protected Party or the property of any Protected Party on the basis of such Third Party Claim;

                        (iv) commencing any action or other proceeding of any kind or enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order, with respect to a Third Party Claim against a Protected Party that pursuant to the Plan or after the Effective Date makes a loan to any of the Released Parties, or challenging, upsetting or impairing any Lien granted in connection with such loan by reason of any such Third Party Claim;

                        (v) except as otherwise provided in the Plan, asserting, implementing or effectuating any setoff, right of subrogation or contribution or recoupment of any kind against any obligation due any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim; and

                        (vi) taking any act relating to such Third Party Claim in any manner, and in any place whatsoever, that does not conform to, or comply with, the provisions of the Plan, the Plan Documents or the Trust Documents.

                        b. Reservations. Notwithstanding anything to the contrary in the foregoing provisions of this paragraph VI.C.2 or in Section 9.3.2(a) of the Plan, the Third Party Injunction shall not impair

                        (i) the rights of holders of Asbestos Personal Injury Claims to assert such Asbestos Personal Injury Claims or Trust Claims solely against the Trust or the Trust Assets in accordance with the Asbestos Personal Injury Trust Distribution Procedures;

                        (ii) the rights of the Trust or the U.K. Asbestos Trustee on behalf of holders of Asbestos Personal Injury Claims to assert such Asbestos Personal Injury Claims solely against Hercules-Protected Entities in accordance with Article IV of the Plan;

                        (iii) the rights of Entities to assert any Claim, debt, obligation or liability for payment of Trust Expenses solely against the Trust or the Trust Assets;

                        (iv) the rights of the Trust or the Reorganized Debtors to prosecute any Asbestos Insurance Action or any similar claim, cause of action or right of Reorganized T&N against Curzon or of the Trust against the EL Insurers;

                        (v) the rights of any Entity to assert an Asbestos Personal Injury Claim against a non-Debtor Affiliate where such Claim is based upon exposure to asbestos or asbestos-containing products resulting solely from the acts, conduct or omissions of such non-Debtor Affiliate;

                        (vi) the rights of Entities to pursue or assert any claim, demand, or cause of action based upon, attributable to, or arising out of any Pneumo Protected Asbestos Claims against any insurer under a Pneumo Asbestos Insurance Policy; or

                        (vii) the rights of any of the Pneumo Parties to enforce the provisions of the Plan and the Plan Documents.

                        c. If a non-Settling Asbestos Insurance Company asserts that it has rights of contribution, indemnity, reimbursement, subrogation or other similar claims (collectively, "Contribution Claims") against a Settling Asbestos Insurance Company, (i) such Contribution Claims may be asserted as a defense or counterclaim against the Trust or the Reorganized Debtors (as applicable) in any Asbestos Insurance Action involving such non-Settling Asbestos Insurance Company, and the Trust or the Reorganized Debtors (as applicable) may assert the legal or equitable rights, if any, of the Settling Asbestos Insurance Company, and (ii) to the extent such Contribution Claims are determined to be valid, the liability (if any) of such non-Settling Asbestos Insurance Company to the Trust or the Reorganized Debtors (as applicable) shall be reduced by the amount of such Contribution Claims.

                        d. Protected Parties. For purposes of the Third Party Injunction, the Protected Parties shall consist of all of the following:

                        i. the Debtors, their non-Debtor Affiliates (excluding, however, any person or Entity that may qualify as an Affiliate, but that is not commonly owned or controlled by the Debtors), the Affiliated Subsidiaries, Reorganized Federal-Mogul and the other Reorganized Debtors and all of their respective past and present officers, directors and employees;

                        ii. the Noteholders, the holders of Bank Claims, and the Sureties, together with their respective successors, past and present officers, directors and employees, in each case limited to such party's capacity set forth in this subsection;

                        iii. any Entity which, pursuant to the Plan or after the Effective Date, becomes a direct or indirect transferee of, or successor to, any assets of the Debtors, Reorganized Federal-Mogul or the Trust, but only to the extent that a claim or liability is asserted against such Entity on account of its status as such transferee or successor;

                        iv. any Entity that, pursuant to the Plan or after the Effective Date, makes a loan to the Debtors, Reorganized Federal-Mogul, or the Trust, or to a successor to, or transferee of, any assets of the Debtors, Reorganized Federal-Mogul, or the Trust, but only to the extent that liability is asserted to exist by reason of such lending relationship or to the extent any Lien created in connection with such a loan is sought to be challenged or impaired;

                        v. each Settling Asbestos Insurance Company and each contributor of funds, proceeds or other consideration to the Trust; provided, however, that in the event a Settling Asbestos Insurance Company enters into any Asbestos Insurance Settlement Agreement(s) that cover less than all Asbestos Insurance Policies applicable to such Settling Asbestos Insurance Company, such Settling Asbestos Insurance Company shall be a Protected Party only with respect to those Asbestos Insurance Policies as to which it has entered into an Asbestos Insurance Settlement Agreement or Agreements; and

                        vi. the Dan=Loc Group and their respective successors, including, but not limited to, The Flexitallic Group, Inc. and its subsidiaries and affiliates and respective successors.

                        3. Asbestos Insurance Entity Injunction

                        a. Purpose. In order to protect the Trust and to preserve the Trust Assets, pursuant to the equitable jurisdiction and power of the Bankruptcy Court under Section 105(a) of the Bankruptcy Code, the Asbestos Insurance Entity Injunction is issued pursuant to the Plan.

                        b. Terms. Subject to the provisions of 9.3.3.(a) of the Plan, all Entities (excluding, however, the Trust, the Asbestos Insurance Companies and the Reorganized Debtors to the extent they are permitted or required to pursue claims relating to the Hercules Policy, any EL Policy, any Asbestos Insurance Actions and/or the Asbestos Insurance Action Recoveries) that have held or asserted, that hold or assert, or that may in the future hold or assert any claim, demand or cause of action (including any Asbestos Personal Injury Claim or Demand or any claim or demand for or respecting any Trust Expense) against any Asbestos Insurance Company based upon, attributable to, arising out of, or in any way connected with any Asbestos Personal Injury Claim or Demand, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty, or any other theory of law, equity, or admiralty, shall be stayed, restrained, and enjoined from taking any action for the purpose of directly or indirectly collecting, recovering, or receiving payments, satisfaction, or recovery with respect to any such claim, demand, or cause of action including, without limitation:

                        (i) commencing, conducting, or continuing, in any manner, directly or indirectly, any suit, action, or other proceeding of any kind (including a judicial, arbitration, administrative, or other proceeding) in any forum with respect to any such claim, demand, or cause of action against any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action;

                        (ii) enforcing, levying, attaching, collecting, or otherwise recovering, by any means or in any manner, whether directly or indirectly, any judgment, award, decree, or other order against any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action;

                        (iii) creating, perfecting, or enforcing in any manner, directly or indirectly, any encumbrance against any Asbestos Insurance Company, or the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action; and

                        (iv) except as otherwise specifically provided in the Plan, asserting or accomplishing any setoff, right of subrogation, indemnity, contribution, or recoupment of any kind, directly or indirectly, against any obligation of any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand or cause of action;

provided, however, that (a) the Asbestos Insurance Entity Injunction shall not impair in any way any actions brought by the Trust and/or the Reorganized Debtors against any Asbestos Insurance Company; (b) the Trust shall have the sole and exclusive authority at any time to file a motion, upon express notice to each affected Asbestos Insurance Company, asking the District Court to terminate, or reduce or limit the scope of, the Asbestos Insurance Entity Injunction with respect to any Asbestos Insurance Company (subject to the proviso that each affected Asbestos Insurance Company shall retain all rights and defenses with respect to Claims asserted against it as a result of any such termination, reduction, or limitation of the Asbestos Insurance Entity Injunction); and (c) the Asbestos Insurance Entity Injunction is not issued for the benefit of any Asbestos Insurance Company, and no Asbestos Insurance Company is a third-party beneficiary of the Asbestos Insurance Entity Injunction.

                        c. Reservations. Notwithstanding anything to the contrary in the foregoing provisions of this paragraph VI.C.3, this Asbestos Insurance Entity Injunction shall not enjoin:

                        (i) the rights of Entities to the treatment accorded them under the Plan, as applicable, including the rights of holders of Asbestos Personal Injury Claims to assert such Claims, as applicable, in accordance with the Asbestos Personal Injury Trust Distribution Procedures;

                        (ii) the rights of Entities to assert any claim, debt, obligation, cause of action or liability for payment of Trust Expenses against the Trust;

                        (iii) the rights of the Trust, and the Reorganized Debtors (to the extent permitted or required under the Plan) to prosecute any action based on or arising from the Asbestos Insurance Policies;

                        (iv) the rights of the Trust, and the Reorganized Debtors to assert any claim, debt, obligation, cause of action or liability for payment against an Asbestos Insurance Company based on or arising from the Asbestos Insurance Policies;

                        (v) the rights of any Asbestos Insurance Company to assert any claim, debt, obligation, cause of action or liability for payment against any other Asbestos Insurance Company that is not a Settling Asbestos Insurance Company; and

                        (vi) the rights of Entities to pursue or assert any claim, demand, or cause of action based upon, attributable to, or arising out of any Pneumo Asbestos Claims against any insurer under a Pneumo Asbestos Insurance Policy.

                        VII. ISSUES RELATED TO PLAN AND OBJECTIONS TO CONFIRMATION.

                        A. RESOLUTION OF CERTAIN OBJECTIONS TO CONFIRMATION

                        Based upon the record of these Reorganization Cases, the Bankruptcy Court hereby determines that all of the objections to Confirmation, whether informal or filed (the "Objections"), to the extent not satisfied by the Modifications or by separate agreement, have been consensually resolved or otherwise voluntarily withdrawn, provided, however, that as set forth in Sections IV.F.2 and VII.A.4 hereof, the objections of certain Asbestos Insurance Companies with respect to the transfer of the Asbestos Insurance Action Recoveries, Asbestos Insurance Actions, and the Asbestos In-Place Insurance Coverage to the Trust pursuant to the Plan and the preemption of any anti-assignment provisions of the Asbestos Insurance Policies and any other applicable non-bankruptcy law pursuant to the Bankruptcy Code are and shall be exclusively the subject of the separate and independent Preemption Order. The compromises and settlements contemplated by each such resolution to an Objection are fair, equitable and reasonable, are in the best interests of the Debtors and their respective Estates and creditors and are hereby expressly approved pursuant to Bankruptcy Rule 9019. The consensual resolution of certain of the foregoing objections is on the terms and subject to the conditions set forth below.

                        1. PepsiAmericas, Inc.

                        For the reasons set forth in, and subject to the terms of, that certain Order Approving Stipulation By and Among (I) Plan Proponents,
(II) Cooper Parties, (III) PCT/Pneumo Parties, (IV) PepsiAmericas, Inc., and (V) Stipulating Pneumo Abex Insurers and Clarifying Effect of Plan B Settlement Agreement and Withdrawal of Objections Thereto (the "Pepsi Stipulation Approval Order"), which was entered by the Court on October 11, 2007 (D.I. 582593568), PepsiAmericas, Inc. has withdrawn with prejudice, and shall be deemed to have withdrawn with prejudice, its objections to Confirmation of the Plan and/or approval of the Plan B Settlement (without prejudice to its pending objection to the Addendum and the Plan A Settlement), subject only to the entry of the Pepsi Stipulation Approval Order by this Court.

                        2. Owens-Illinois, Inc.

                        For the reasons set forth in, and subject to the terms of, that certain Order Approving Stipulation By and Among Plan Proponents and Owens-Illinois, Inc., which was entered by the Court on October 25, 2007 (D.I. 13560), Owens-Illinois, Inc. has withdrawn with prejudice, and shall be deemed to have withdrawn with prejudice, its objections to Confirmation of the Plan.

                        3. Rothschild Inc. For the reasons set forth in, and subject to the terms of, that certain Order Approving Stipulation By and Among Plan Proponents and Rothschild Inc., which was entered by the Court on October 12, 2007 (D.I. 13486), and based on the understanding of the parties thereto as set forth in the October 30, 2007 Modifications to the Plan, Rothschild Inc. has withdrawn with prejudice, and shall be deemed to have withdrawn with prejudice, its objections to Confirmation of the Plan and/or approval of the Plan B Settlement.

                        4. Objecting Insurers Regarding Assignment and Preemption Issue

                        Consistent with the terms of the Preemption Order, and as set forth in Section IV.F.2 above, this Confirmation Order does not constitute or contain a ruling on the Plan Assignment Objections or the Assignment and Preemption Issue (as each such term is defined in the Preemption Order). Without limiting the foregoing, and based upon that certain Stipulation and Order Regarding Remaining London Market Objections to the Plan by and among the London Market Insurers and the Plan Proponents (the "LMI Stipulation"), the Bankruptcy Court hereby determines that (i) this Confirmation Order is not approving the assignment of Insurance Rights (as defined in the LMI Stipulation) set forth in the Plan or determining the Preemption Issues (as defined in the LMI Stipulation), (ii) the Preemption Order has been, or will be, entered separately from this Confirmation Order, and (iii) the Preemption Order will be a final and appealable order with respect to the Preemption Issues (as defined in the LMI Stipulation).

                        VIII. RETENTION OF JURISDICTION BY THE BANKRUPTCY COURT AND THE DISTRICT COURT.

                        Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding entry of this Confirmation Order and occurrence of the Effective Date, the District Court, together with the Bankruptcy Court to the extent of any reference made to it by the District Court, shall, and shall be deemed to, retain exclusive jurisdiction, to the fullest extent permissible, over any and all matters arising out of, under or related to, the Reorganization Cases, this Confirmation Order or the Plan, including any and all of the matters specified in Section 11.3 of the Plan. The resolution of Asbestos Personal Injury Claims and the forum in which such resolution will be determined shall be governed exclusively by and in accordance with the Asbestos Personal Injury Trust Distribution Procedures and the Trust Agreement.

                        IX. NOTICE OF ENTRY OF CONFIRMATION ORDER.

                        A. Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c), the Reorganized Debtors are authorized and directed to serve, within 10 days after the occurrence of the Effective Date, a notice of the entry of this Confirmation Order, which shall include notice of the bar dates established by the Plan and this Confirmation Order, notice of the issuance of the Supplemental Injunction, the Third Party Injunction, and the Asbestos Insurance Entity Injunction, and notice of the Effective Date, substantially in the form of Exhibit B attached hereto and incorporated herein by reference (the "Confirmation Notice"), on all parties that received notice of the Confirmation Hearing, including, without limitation, the various counsel to holders of Asbestos Personal Injury Claims; provided, however, that the Reorganized Debtors are authorized and directed to serve the Confirmation Notice directly on those holders of Asbestos Personal Injury Claims that received Solicitation Packages directly from the Debtors pursuant to the terms of the Solicitation Procedures Order and/or the Supplemental Solicitation Procedures Order.

                        B. As soon as practicable after the entry of this Confirmation Order, the Debtors shall make copies of this Confirmation Order and the Confirmation Notice available on the Federal-Mogul Corporation website and the Debtors' reorganization website (http://www.fmoplan.com).

                        C. No later than 20 Business Days after the Effective Date, the Reorganized Debtors are directed to publish the version of the Confirmation Notice attached hereto as Exhibit C once in the national editions of The Wall Street Journal, The New York Times, USA Today, The Detroit Free Press and the Daily Telegraph of London. The Debtors are authorized to pay all fees associated with the publication program described in this paragraph to The Garden City Group, Inc., as the Debtors' noticing agent, which will coordinate publication of the Confirmation Notice for the Reorganized Debtors.

X. EFFECT OF REVERSAL.

                        If any or all provisions of this Confirmation Order are reversed, modified, or vacated by subsequent order, such act shall not affect the validity of acts or obligations taken or incurred under the Plan, Plan Documents or this Confirmation Order prior to provision to the Plan Proponents of notice of such reversal, modification, or vacation.

XI.      REPORT AND RECOMMENDATION TO THE DISTRICT COURT.

                        To the extent required under 28 U.S.C. ss. 157(d), this Court hereby reports to the District Court and recommends that the District Court enter an order issuing and affirming this Confirmation Order, including, without limitation, the Third Party Injunction set forth in the Plan and section VI.B.2 of this Confirmation Order pursuant to section 524(g)(3) of the Bankruptcy Code.

XII.     NO JUST CAUSE FOR DELAY.

                        This Court determines that there is no just cause for delay, and that this Confirmation Order shall take effect immediately upon entry, notwithstanding anything to the contrary in Federal Rules of Bankruptcy Procedure 3020(e) or 7062(a).

                  THIS ORDER IS HEREBY DECLARED TO BE IN RECORDABLE FORM AND SHALL BE ACCEPTED BY ANY RECORDING OFFICER FOR FILING AND RECORDING PURPOSES WITHOUT FURTHER OR ADDITIONAL ORDERS, CERTIFICATIONS OR OTHER SUPPORTING DOCUMENTS.



Dated: November 8, 2007         /s/ Judith K. Fitzgerald
       ----------------         ------------------------------------------------
                                      The Honorable Judith K. Fitzgerald

                                    EXHIBIT A
                                    ---------

                   FOURTH AMENDED JOINT PLAN OF REORGANIZATION
               FOR DEBTORS AND DEBTORS-IN-POSSESSION (AS MODIFIED)

                               EXHIBIT B - NOTICE

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                )         Chapter 11
                                      )
FEDERAL-MOGUL GLOBAL INC.,            )         Case No. 01-10578 (JKF)
T&N LIMITED, et al.,(1)               )         (Jointly Administered)
                                      )
                                      )
Debtors.
                                      )

     NOTICE OF (A) ENTRY OF ORDER CONFIRMING FOURTH AMENDED JOINT PLAN OF REORGANIZATION FOR DEBTORS AND DEBTORS-IN-POSSESSION (AS MODIFIED); (B)
EFFECTIVE DATE OF THE PLAN; (C) THE SUBSTANTIAL CONSUMMATION OF THE PLAN; AND
   (D) BAR DATES FOR CERTAIN ADMINISTRATIVE CLAIMS AND PROFESSIONAL CLAIMS


PLEASE TAKE NOTICE OF THE FOLLOWING:

1. Confirmation of the Plan. Federal-Mogul Corporation and its affiliated debtors and debtors-in-possession in the above-captioned cases (collectively with Federal-Mogul Corporation, the "Debtors" and, as reorganized entities after emergence, the "Reorganized Debtors") hereby give notice that, on ___________, 2007 (the "Confirmation Date"), the Honorable Judith K. Fitzgerald, United States Bankruptcy Judge, entered an order (the "Confirmation Order") confirming the Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-In-Possession (As Modified), dated as of February 7, 2007 (as modified through the Confirmation Date, the "Plan"), and the Findings of Fact and Conclusions of Law Regarding Confirmation of the Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-In-Possession (As Modified) (the "Findings of Fact and Conclusions of Law"). On ___________, 2007, the United States District Court for the District of Delaware entered an order affirming the Confirmation Order and the Findings of Fact and Conclusions of Law. Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings set forth in the Plan.

2. Effective Date. Pursuant to the Confirmation Order, the Debtors hereby certify and give notice that the Plan became effective in accordance with its terms, and the Effective Date occurred, on ___________, 2007 (the "Effective Date").

3.    Substantial Consummation. The Debtors hereby give note that, pursuant to section 1101(2) of the Bankruptcy Code, the Plan has been substantially consummated.


(1) The U.S. Debtors (collectively, the "U.S. Debtors") are Carter Automotive Company, Inc., Federal-Mogul Corporation, Federal-Mogul Dutch Holdings Inc., Federal-Mogul FX, Inc., Federal-Mogul Global Inc., Federal-Mogul Global Properties, Inc., Federal-Mogul Ignition Company, Federal-Mogul Machine Tool, Inc., Federal-Mogul Mystic, Inc., Federal-Mogul Piston Rings, Inc., Federal-Mogul Powertrain, Inc., Federal-Mogul Products, Inc., Federal-Mogul Puerto Rico, Inc., Federal-Mogul U.K. Holdings, Inc., Federal-Mogul Venture Corporation, Federal-Mogul World Wide, Inc., Felt Products Manufacturing Co., FM International LLC, Ferodo America, Inc., Gasket Holdings Inc., J.W.J. Holdings, Inc., McCord Sealing, Inc., and T&N Industries Inc.
      The U.K. Debtors to which the Plan applies (collectively, the "U.K. Debtors") are AE Piston Products Limited, Aeroplane & Motor Aluminium Castings Limited, Ashburton Road Services Limited, Brake Linings Limited, Duron Limited, Edmunds, Walker & Co. Limited, Federal-Mogul Aftermarket UK Limited, Federal-Mogul Bradford Limited, Federal-Mogul Bridgwater Limited, Federal-Mogul Camshaft Castings Limited, Federal-Mogul Camshafts Limited, Federal-Mogul Engineering Limited, Federal-Mogul Eurofriction Limited, Federal-Mogul Friction Products Limited, Federal-Mogul Global Growth Limited, Federal-Mogul Ignition (U.K.) Limited, Federal-Mogul Powertrain Systems International Limited, Federal-Mogul Sealing Systems (Cardiff) Limited, Federal-Mogul Sealing Systems (Rochdale) Limited, Federal-Mogul Sealing Systems (Slough) Limited, Federal-Mogul Sealing Systems Limited, Federal-Mogul Shoreham Limited, Federal Mogul Sintered Products Limited, Federal-Mogul Systems Protection Group Limited, Federal-Mogul Technology Limited, Federal Mogul U.K. Limited, Ferodo Caernarfon Limited, Ferodo Limited, Fleetside Investments Limited, F-M UK Holding Limited, Friction Materials Limited, Greet Limited, Halls Gaskets Limited, Hepworth & Grandage Limited, J.W. Roberts Limited, Lanoth Limited, Newalls Insulation Company Limited, TAF International Limited, T&N Holdings Limited, T&N International Limited, T&N Investments Limited, T&N Limited, T&N Materials Research Limited, T&N Piston Products Group Limited, T&N Properties Limited, T&N Shelf Eighteen Limited, T&N Shelf Nineteen Limited, T&N Shelf One Limited, T&N Shelf Seven Limited, T&N Shelf Three Limited, T&N Shelf Twenty Limited, T&N Shelf Twenty-One Limited, T&N Shelf Twenty-Six Limited, TBA Belting Limited, TBA Industrial Products Limited, Telford Technology Supplies Limited, The Washington Chemical Company Limited, Turner & Newall Limited, Turner Brothers Asbestos Company Limited, and Wellworthy Limited. Unlike all the other U.K. Debtors, T&N Investments Limited is a Scottish rather than English company. Certain additional U.K. affiliates of the U.S. Debtors and U.K. Debtors have commenced chapter 11 cases but are not subjects of this Notice.

4. Third Party Injunction. In order to preserve and promote the settlements contemplated by and provided for in the Plan and agreements previously or concurrently approved by the Bankruptcy Court, and pursuant to the exercise of the equitable jurisdiction and power of the Bankruptcy Court under Section 524(g) of the Bankruptcy Code, all Entities which have held or asserted, which hold or assert or which may in the future hold or assert any claim, demand or cause of action (including, but not limited to, any Asbestos Personal Injury Claim or Demand, or any claim or demand for or respecting any Trust Expense) against the Protected Parties (or any of them) based upon, attributable to, or arising out of any Asbestos Personal Injury Claim or Demand, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty or any other theory of law, equity or admiralty (a "Third Party Claim"), shall be permanently stayed, restrained and enjoined, from taking any action for the purpose of directly or indirectly collecting, recovering or receiving payments or recovery with respect to any such Third Party Claim, including, but not limited to:

         (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Third Party Claim against any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim;

         (ii) enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order against any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim;

         (iii) creating, perfecting or enforcing any Lien of any kind against any Protected Party or the property of any Protected Party on the basis of such Third Party Claim;

         (iv) commencing any action or other proceeding of any kind or enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order, with respect to a Third Party Claim against a Protected Party that pursuant to the Plan or after the Effective Date makes a loan to any of the Released Parties, or challenging, upsetting or impairing any Lien granted in connection with such loan by reason of any such Third Party Claim;

         (v) except as otherwise provided in the Plan, asserting, implementing or effectuating any setoff, right of subrogation or contribution or recoupment of any kind against any obligation due any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim; and

         (vi) taking any act relating to such Third Party Claim in any manner, and in any place whatsoever, that does not conform to, or comply with, the provisions of the Plan, the Plan Documents or the Trust Documents.

         For purposes of the Third Party Injunction, the Protected Parties shall consist of all of the following:

         (i) the Debtors, their non-Debtor Affiliates (excluding, however, any person or Entity that may qualify as an Affiliate, but that is not commonly owned or controlled by the Debtors), the Affiliated Subsidiaries, Reorganized Federal-Mogul and the other Reorganized Debtors and all of their respective past and present officers, directors and employees;

         (ii) the Noteholders, the holders of Bank Claims, and the Sureties, together with their respective successors, past and present officers, directors and employees, in each case limited to such party's capacity set forth in this subsection;

         (iii) any Entity which, pursuant to the Plan or after the Effective Date, becomes a direct or indirect transferee of, or successor to, any assets of the Debtors, Reorganized Federal-Mogul or the Trust, but only to the extent that a claim or liability is asserted against such Entity on account of its status as such transferee or successor;

         (iv) any Entity that, pursuant to the Plan or after the Effective Date, makes a loan to the Debtors, Reorganized Federal-Mogul, or the Trust, or to a successor to, or transferee of, any assets of the Debtors, Reorganized Federal-Mogul, or the Trust, but only to the extent that liability is asserted to exist by reason of such lending relationship or to the extent any Lien created in connection with such a loan is sought to be challenged or impaired;

         (v) each Settling Asbestos Insurance Company and each contributor of funds, proceeds or other consideration to the Trust; provided, however, that in the event a Settling Asbestos Insurance Company enters into any Asbestos Insurance Settlement Agreement(s) that cover less than all Asbestos Insurance Policies applicable to such Settling Asbestos Insurance Company, such Settling Asbestos Insurance Company shall be a Protected Party only with respect to those Asbestos Insurance Policies as to which it has entered into an Asbestos Insurance Settlement Agreement or Agreements; and

         (vi) the Dan=Loc Group and their respective successors, including, but not limited to, The Flexitallic Group, Inc. and its subsidiaries and affiliates and respective successors.

5. Supplemental Injunction. In order to preserve and promote the settlements contemplated by and provided for in the Plan, and to supplement, where necessary, the injunctive effect of the discharge as provided in Sections 1141 and 524 of the Bankruptcy Code and as described in Article IX of the Plan, except as otherwise provided in the Plan, all Entities which have held or asserted, which hold or assert or which may hold or assert any claim, demand or cause of action (other than a Demand) against the Released Parties (or any of them) based upon, attributable to, or arising out of any Claim against or Equity Interest in any of the Debtors, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty or any other theory of law, equity or admiralty, shall be permanently stayed, restrained and enjoined from taking any action against the Released Parties for the purpose of directly or indirectly collecting, recovering or receiving payments or recovery with respect to any such claim, demand or cause of action arising prior to the Confirmation Date, including, but not limited to:

         (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such claim, demand or cause of action against any of the Released Parties, or against the property of any Released Party;

         (ii) enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order against any of the Released Parties or against the property of any Released Party with respect to any such claim, demand or cause of action;

         (iii) creating, perfecting or enforcing any Lien of any kind against any Released Party or the property of any Released Party with respect to any such claim, demand or cause of action;

         (iv) except as otherwise provided in the Plan, asserting, implementing or effectuating any setoff, right of subrogation, indemnity, contribution or recoupment of any kind against any obligation due any Released Party or against the property of any Released Party with respect to any such claim, demand or cause of action; and

         (v) taking any act, in any manner, in any place whatsoever, that does not conform to, or comply with, the provisions of the Plan or the Plan Documents relating to such claim, demand or cause of action.

     6.   Asbestos Insurance Entity Injunction. Subject to the provisions of
          Section 9.3.3(a) of the Plan, all Entities (excluding, however, the Trust, the Asbestos Insurance Companies and the Reorganized Debtors to the extent they are permitted or required to pursue claims relating to the Hercules Policy, any EL Policy, any Asbestos Insurance Actions and/or the Asbestos Insurance Action Recoveries) that have held or asserted, that hold or assert, or that may in the future hold or assert any claim, demand or cause of action (including any Asbestos Personal Injury Claim or Demand or any claim or demand for or respecting any Trust Expense) against any Asbestos Insurance Company based upon, attributable to, arising out of, or in any way connected with any Asbestos Personal Injury Claim or Demand, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty, or any other theory of law, equity, or admiralty, shall be stayed, restrained, and enjoined from taking any action for the purpose of directly or indirectly collecting, recovering, or receiving payments, satisfaction, or recovery with respect to any such claim, demand, or cause of action including, without limitation:

         (i) commencing, conducting, or continuing, in any manner, directly or indirectly, any suit, action, or other proceeding of any kind (including a judicial, arbitration, administrative, or other proceeding) in any forum with respect to any such claim, demand, or cause of action against any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action;

         (ii) enforcing, levying, attaching, collecting, or otherwise recovering, by any means or in any manner, whether directly or indirectly, any judgment, award, decree, or other order against any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action;

         (iii) creating, perfecting, or enforcing in any manner, directly or indirectly, any encumbrance against any Asbestos Insurance Company, or the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action; and

         (iv) except as otherwise specifically provided in the Plan, asserting or accomplishing any setoff, right of subrogation, indemnity, contribution, or recoupment of any kind, directly or indirectly, against any obligation of any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand or cause of action;

         provided, however, that (a) the Asbestos Insurance Entity Injunction shall not impair in any way any actions brought by the Trust and/or the Reorganized Debtors against any Asbestos Insurance Company; (b) the Trust shall have the sole and exclusive authority at any time to file a motion, upon express notice to each affected Asbestos Insurance Company, asking the District Court to terminate, or reduce or limit the scope of, the Asbestos Insurance Entity Injunction with respect to any Asbestos Insurance Company (subject to the proviso that each affected Asbestos Insurance Company shall retain all rights and defenses with respect to Claims asserted against it as a result of any such termination, reduction, or limitation of the Asbestos Insurance Entity Injunction); and (c) the Asbestos Insurance Entity Injunction is not issued for the benefit of any Asbestos Insurance Company, and no Asbestos Insurance Company is a third-party beneficiary of the Asbestos Insurance Entity Injunction.

          7. Bar Date for Professional Fee Claims. All final requests for compensation or reimbursement of the fees of any professional employed in the Reorganization Cases pursuant to Sections 327 or 1103 of the Bankruptcy Code or otherwise, including the professionals seeking compensation or reimbursement of costs and expenses relating to services performed after the Petition Date and prior to and including the Effective Date in connection with the Reorganization Cases, pursuant to sections 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code for services rendered to the Debtors, the Official Committees, or the Future Claimants Representative, and Claims for making a substantial contribution under sections 503(b)(3)(D) and/or 503(b)(4) of the Bankruptcy Code, including any requests (i) by the Ad Hoc Committee of Certain Unsecured Creditors in accordance with Section 8.15.3 of the Plan or (ii) pursuant to Section 2.5 of the Addendum, shall be filed and served on the Reorganized Debtors and their counsel not later than __________, 2008 (i.e., sixty (60) days after the Effective Date).

         The procedures for processing final requests for compensation or reimbursement of the fees of any Professional are set forth in Section 2.5 of the Plan. If a Professional or other entity does not submit a request for payment of an Administrative Expense on account of services rendered to the Estates on or before the Professional Fee Bar Date, such Entity shall be forever barred from seeking payment of such Administrative Expense from any Reorganized Debtor, or any of its successors or assigns, or out of the property of any of them.

               8. Bar Date for Administrative Claims. All requests for payment of an Administrative Claim (other than as set forth in Section 11.14 of the Plan and Sections II.A.2 and II.B of the Confirmation Order) against any of the U.S. Debtors shall be filed with the Bankruptcy Court and served on the United States Trustee and counsel for the Debtors at the addresses set forth in Section 11.24 of the Plan not later than _______________, 2008 (i.e., the first business day that is at least one hundred and twenty (120) days after the Effective Date) (the "Administrative Claims Bar Date"). The Reorganized Debtors and any other party in interest may object to an Administrative Claim within ninety (90) days after the Administrative Claims Bar Date, provided that such 90-day period of review may be extended by the Bankruptcy Court upon the request of any of the Plan Proponents. If an Entity does not submit a request for payment of an Administrative Expense on or before the Administrative Claims Bar Date, such Entity shall be forever barred from seeking payment of such Administrative Expense from any Reorganized Debtor, or any of its successors or assigns, or out of the property of any of them. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which is paid or payable by a U.S. Debtor in the ordinary course of business.

         9. Claims Arising from Rejection of Executory Contracts or Unexpired Leases. If the rejection by a Debtor, pursuant to the Plan, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against any Debtor or Reorganized Debtor, or the properties of any of them, unless a Proof of Claim is filed with the Bankruptcy Court within thirty (30) calendar days following the Confirmation Date, or as otherwise ordered by the Bankruptcy Court as set forth in Section
5.5 of the Plan (i.e., ___________, 2008).

         10. Copies of Plan and Confirmation Order. Any party-in-interest who wishes to obtain a copy of the Plan, any Exhibits to the Plan, or the Confirmation Order may view and download such documents at the Debtors' website, http://www.fmoplan.com. In addition, all documents that are filed with the Bankruptcy Court may be reviewed during regular business hours (8:30 a.m. to 4:00 p.m. weekdays, except legal holidays) at the office of the Clerk, United States Bankruptcy Court for the District of Delaware, 824 Market Street, Wilmington, Delaware 19801, or at www.deb.uscourts.gov.

Dated: _________________                  BY ORDER OF THE COURT


SIDLEY AUSTIN LLP                         PACHULSKI STANG ZIEHL & JONES LLP
James F. Conlan                           Laura Davis Jones (Bar No. 2436)
Larry J. Nyhan                            James E. O'Neill (Bar No. 4042)
Kevin T. Lantry                           Scotta E. McFarland (Bar No. 4184)
Kenneth P. Kansa                          919 North Market Street, 17th Floor
One South Dearborn Street                 P.O. Box 8705
Chicago, Illinois 60603                   Wilmington, Delaware 19899-8705
(312) 853-7000                            (302) 652-4100



             Co-Counsel to the Debtors and Debtors in Possession

                         EXHIBIT C - PUBLICATION NOTICE

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                )         Chapter 11
                                      )
FEDERAL-MOGUL GLOBAL INC.,            )         Case No. 01-10578 (JKF)
T&N LIMITED, et al.,(1)               )         (Jointly Administered)
                                      )
                                      )
Debtors.
                                      )

     NOTICE OF (A) ENTRY OF ORDER CONFIRMING FOURTH AMENDED JOINT PLAN OF REORGANIZATION FOR DEBTORS AND DEBTORS-IN-POSSESSION (AS MODIFIED); (B)
EFFECTIVE DATE OF THE PLAN; (C) THE SUBSTANTIAL CONSUMMATION OF THE PLAN; AND
   (D) BAR DATES FOR CERTAIN ADMINISTRATIVE CLAIMS AND PROFESSIONAL CLAIMS


PLEASE TAKE NOTICE OF THE FOLLOWING:

1. Confirmation of the Plan. Federal-Mogul Corporation and its affiliated debtors and debtors-in-possession in the above-captioned cases (collectively with Federal-Mogul Corporation, the "Debtors" and, as reorganized entities after emergence, the "Reorganized Debtors") hereby give notice that, on ___________, 2007 (the "Confirmation Date"), the Honorable Judith K. Fitzgerald, United States Bankruptcy Judge, entered an order (the "Confirmation Order") confirming the Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-In-Possession (As Modified), dated as of February 7, 2007 (as modified through the Confirmation Date, the "Plan"), and the Findings of Fact and Conclusions of Law Regarding Confirmation of the Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-In-Possession (As Modified) (the "Findings of Fact and Conclusions of Law"). On ___________, 2007, the United States District Court for the District of Delaware entered an order affirming the Confirmation Order and the Findings of Fact and Conclusions of Law. Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings set forth in the Plan.

2. Effective Date. Pursuant to the Confirmation Order, the Debtors hereby certify and give notice that the Plan became effective in accordance with its terms, and the Effective Date occurred, on ___________, 2007 (the "Effective Date").

3.    Substantial Consummation. The Debtors hereby give note that, pursuant to section 1101(2) of the Bankruptcy Code, the Plan has been substantially consummated.

4. Third Party Injunction. In order to preserve and promote the settlements contemplated by and provided for in the Plan and agreements previously or concurrently approved by the Bankruptcy Court, and pursuant to the exercise of the equitable jurisdiction and power of the Bankruptcy Court under Section 524(g) of the Bankruptcy Code, all Entities which have held or asserted, which hold or assert or which may in the future hold or assert any claim, demand or cause of action (including, but not limited to, any Asbestos Personal Injury Claim or Demand, or any claim or demand for or respecting any Trust Expense) against the Protected Parties (or any of them) based upon, attributable to, or arising out of any Asbestos Personal Injury Claim or Demand, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty or any other theory of law, equity or admiralty (a "Third Party Claim"), shall be permanently stayed, restrained and enjoined, from taking any action for the purpose of directly or indirectly collecting, recovering or receiving payments or recovery with respect to any such Third Party Claim, including, but not limited to:

         (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Third Party Claim against any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim;

         (ii) enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order against any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim;

         (iii) creating, perfecting or enforcing any Lien of any kind against any Protected Party or the property of any Protected Party on the basis of such Third Party Claim;

         (iv) commencing any action or other proceeding of any kind or enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order, with respect to a Third Party Claim against a Protected Party that pursuant to the Plan or after the Effective Date makes a loan to any of the Released Parties, or challenging, upsetting or impairing any Lien granted in connection with such loan by reason of any such Third Party Claim;

         (v) except as otherwise provided in the Plan, asserting, implementing or effectuating any setoff, right of subrogation or contribution or recoupment of any kind against any obligation due any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim; and

         (vi) taking any act relating to such Third Party Claim in any manner, and in any place whatsoever, that does not conform to, or comply with, the provisions of the Plan, the Plan Documents or the Trust Documents.

         For purposes of the Third Party Injunction, the Protected Parties shall consist of all of the following:

         (i) the Debtors, their non-Debtor Affiliates (excluding, however, any person or Entity that may qualify as an Affiliate, but that is not commonly owned or controlled by the Debtors), the Affiliated Subsidiaries, Reorganized Federal-Mogul and the other Reorganized Debtors and all of their respective past and present officers, directors and employees;

         (ii) the Noteholders, the holders of Bank Claims, and the Sureties, together with their respective successors, past and present officers, directors and employees, in each case limited to such party's capacity set forth in this subsection;

         (iii) any Entity which, pursuant to the Plan or after the Effective Date, becomes a direct or indirect transferee of, or successor to, any assets of the Debtors, Reorganized Federal-Mogul or the Trust, but only to the extent that a claim or liability is asserted against such Entity on account of its status as such transferee or successor;

         (iv) any Entity that, pursuant to the Plan or after the Effective Date, makes a loan to the Debtors, Reorganized Federal-Mogul, or the Trust, or to a successor to, or transferee of, any assets of the Debtors, Reorganized Federal-Mogul, or the Trust, but only to the extent that liability is asserted to exist by reason of such lending relationship or to the extent any Lien created in connection with such a loan is sought to be challenged or impaired;

         (v) each Settling Asbestos Insurance Company and each contributor of funds, proceeds or other consideration to the Trust; provided, however, that in the event a Settling Asbestos Insurance Company enters into any Asbestos Insurance Settlement Agreement(s) that cover less than all Asbestos Insurance Policies applicable to such Settling Asbestos Insurance Company, such Settling Asbestos Insurance Company shall be a Protected Party only with respect to those Asbestos Insurance Policies as to which it has entered into an Asbestos Insurance Settlement Agreement or Agreements; and

         (vi) the Dan=Loc Group and their respective successors, including, but not limited to, The Flexitallic Group, Inc. and its subsidiaries and affiliates and respective successors.

          5. Supplemental Injunction. In order to preserve and promote the settlements contemplated by and provided for in the Plan, and to supplement, where necessary, the injunctive effect of the discharge as provided in Sections 1141 and 524 of the Bankruptcy Code and as described in Article IX of the Plan, except as otherwise provided in the Plan, all Entities which have held or asserted, which hold or assert or which may hold or assert any claim, demand or cause of action (other than a Demand) against the Released Parties (or any of them) based upon, attributable to, or arising out of any Claim against or Equity Interest in any of the Debtors, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty or any other theory of law, equity or admiralty, shall be permanently stayed, restrained and enjoined from taking any action against the Released Parties for the purpose of directly or indirectly collecting, recovering or receiving payments or recovery with respect to any such claim, demand or cause of action arising prior to the Confirmation Date, including, but not limited to:

         (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such claim, demand or cause of action against any of the Released Parties, or against the property of any Released Party;

         (ii) enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order against any of the Released Parties or against the property of any Released Party with respect to any such claim, demand or cause of action;

         (iii) creating, perfecting or enforcing any Lien of any kind against any Released Party or the property of any Released Party with respect to any such claim, demand or cause of action;

         (iv) except as otherwise provided in the Plan, asserting, implementing or effectuating any setoff, right of subrogation, indemnity, contribution or recoupment of any kind against any obligation due any Released Party or against the property of any Released Party with respect to any such claim, demand or cause of action; and

         (v) taking any act, in any manner, in any place whatsoever, that does not conform to, or comply with, the provisions of the Plan or the Plan Documents relating to such claim, demand or cause of action.

     6.   Asbestos Insurance Entity Injunction. Subject to the provisions of
          Section 9.3.3(a) of the Plan, all Entities (excluding, however, the Trust, the Asbestos Insurance Companies and the Reorganized Debtors to the extent they are permitted or required to pursue claims relating to the Hercules Policy, any EL Policy, any Asbestos Insurance Actions and/or the Asbestos Insurance Action Recoveries) that have held or asserted, that hold or assert, or that may in the future hold or assert any claim, demand or cause of action (including any Asbestos Personal Injury Claim or Demand or any claim or demand for or respecting any Trust Expense) against any Asbestos Insurance Company based upon, attributable to, arising out of, or in any way connected with any Asbestos Personal Injury Claim or Demand, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty, or any other theory of law, equity, or admiralty, shall be stayed, restrained, and enjoined from taking any action for the purpose of directly or indirectly collecting, recovering, or receiving payments, satisfaction, or recovery with respect to any such claim, demand, or cause of action including, without limitation:

         (i) commencing, conducting, or continuing, in any manner, directly or indirectly, any suit, action, or other proceeding of any kind (including a judicial, arbitration, administrative, or other proceeding) in any forum with respect to any such claim, demand, or cause of action against any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action;

         (ii) enforcing, levying, attaching, collecting, or otherwise recovering, by any means or in any manner, whether directly or indirectly, any judgment, award, decree, or other order against any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action;

         (iii) creating, perfecting, or enforcing in any manner, directly or indirectly, any encumbrance against any Asbestos Insurance Company, or the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action; and

         (iv) except as otherwise specifically provided in the Plan, asserting or accomplishing any setoff, right of subrogation, indemnity, contribution, or recoupment of any kind, directly or indirectly, against any obligation of any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand or cause of action;

         provided, however, that (a) the Asbestos Insurance Entity Injunction shall not impair in any way any actions brought by the Trust and/or the Reorganized Debtors against any Asbestos Insurance Company; (b) the Trust shall have the sole and exclusive authority at any time to file a motion, upon express notice to each affected Asbestos Insurance Company, asking the District Court to terminate, or reduce or limit the scope of, the Asbestos Insurance Entity Injunction with respect to any Asbestos Insurance Company (subject to the proviso that each affected Asbestos Insurance Company shall retain all rights and defenses with respect to Claims asserted against it as a result of any such termination, reduction, or limitation of the Asbestos Insurance Entity Injunction); and (c) the Asbestos Insurance Entity Injunction is not issued for the benefit of any Asbestos Insurance Company, and no Asbestos Insurance Company is a third-party beneficiary of the Asbestos Insurance Entity Injunction.

     7. Bar Date for Professional Fee Claims. All final requests for compensation or reimbursement of the fees of any professional employed in the Reorganization Cases pursuant to Sections 327 or 1103 of the Bankruptcy Code or otherwise, including the professionals seeking compensation or reimbursement of costs and expenses relating to services performed after the Petition Date and prior to and including the Effective Date in connection with the Reorganization Cases, pursuant to sections 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code for services rendered to the Debtors, the Official Committees, or the Future Claimants Representative, and Claims for making a substantial contribution under sections 503(b)(3)(D) and/or 503(b)(4) of the Bankruptcy Code, including any requests (i) by the Ad Hoc Committee of Certain Unsecured Creditors in accordance with
          Section 8.15.3 of the Plan or (ii) pursuant to Section 2.5 of the Addendum, shall be filed and served on the Reorganized Debtors and their counsel not later than __________, 2008 (i.e., sixty (60) days after the Effective Date).

         The procedures for processing final requests for compensation or reimbursement of the fees of any Professional are set forth in Section 2.5 of the Plan. If a Professional or other entity does not submit a request for payment of an Administrative Expense on account of services rendered to the Estates on or before the Professional Fee Bar Date, such Entity shall be forever barred from seeking payment of such Administrative Expense from any Reorganized Debtor, or any of its successors or assigns, or out of the property of any of them.

     8. Bar Date for Administrative Claims. All requests for payment of an Administrative Claim (other than as set forth in Section 11.14 of the Plan and Sections II.A.2 and II.B of the Confirmation Order) against any of the U.S. Debtors shall be filed with the Bankruptcy Court and served on the United States Trustee and counsel for the Debtors at the addresses set forth in Section 11.24 of the Plan not later than _______________, 2008 (i.e., the first business day that is at least one hundred and twenty (120) days after the Effective Date) (the "Administrative Claims Bar Date"). The Reorganized Debtors and any other party in interest may object to an Administrative Claim within ninety (90) days after the Administrative Claims Bar Date, provided that such 90-day period of review may be extended by the Bankruptcy Court upon the request of any of the Plan Proponents. If an Entity does not submit a request for payment of an Administrative Expense on or before the Administrative Claims Bar Date, such Entity shall be forever barred from seeking payment of such Administrative Expense from any Reorganized Debtor, or any of its successors or assigns, or out of the property of any of them. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which is paid or payable by a U.S. Debtor in the ordinary course of business.

     9. Claims Arising from Rejection of Executory Contracts or Unexpired Leases. If the rejection by a Debtor, pursuant to the Plan, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against any Debtor or Reorganized Debtor, or the properties of any of them, unless a Proof of Claim is filed with the Bankruptcy Court within thirty (30) calendar days following the Confirmation Date, or as otherwise ordered by the Bankruptcy Court as set forth in Section 5.5 of the Plan (i.e., ___________, 2008).

     10. Copies of Plan and Confirmation Order. Any party-in-interest who wishes to obtain a copy of the Plan, any Exhibits to the Plan, or the Confirmation Order may view and download such documents at the Debtors' website, http://www.fmoplan.com. In addition, all documents that are filed with the Bankruptcy Court may be reviewed during regular business hours (8:30 a.m. to 4:00 p.m. weekdays, except legal holidays) at the office of the Clerk, United States Bankruptcy Court for the District of Delaware, 824 Market Street, Wilmington, Delaware 19801, or at www.deb.uscourts.gov.

Dated: _________________                  BY ORDER OF THE COURT


SIDLEY AUSTIN LLP                         PACHULSKI STANG ZIEHL & JONES LLP
James F. Conlan                           Laura Davis Jones (Bar No. 2436)
Larry J. Nyhan                            James E. O'Neill (Bar No. 4042)
Kevin T. Lantry                           Scotta E. McFarland (Bar No. 4184)
Kenneth P. Kansa                          919 North Market Street, 17th Floor
One South Dearborn Street                 P.O. Box 8705
Chicago, Illinois 60603                   Wilmington, Delaware 19899-8705
(312) 853-7000                            (302) 652-4100



             Co-Counsel to the Debtors and Debtors in Possession